SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Commission File Number: 1-14478

Date of Report (Date of earliest event reported)  September 29, 1997
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                                 Room Plus, Inc.
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             (Exact name of registrant as specified in its charter)

                  New York                             11-2622051
         (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)           Identification No.)

    91 Michigan Avenue, Paterson, New Jersey              07503
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   (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code (201) 523-4600
                                                          --------------

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Item 1.  Changes in Control of Registrant

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets

         Not Applicable.

Item 3.  Bankruptcy or Receivership

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable.

Item 5.  Other Events

         On September 29, 1997, Room Plus, Inc. (the "Company") named a new Chief Financial Officer, Jay H. Goldberg, to succeed William
V. Halpern.

         On October 22, 1997, the Company issued a press release announcing it had agreed in principle to acquire The Baby's Room, Inc. and Baby's Room USA, subject to the completion of a business review of the company and execution of definitive agreements. A copy of the press release is attached hereto as Exhibit A.

Item 6.  Resignation of Registrant's Directors

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

         Not Applicable.

Item 8.  Change in Fiscal Year

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 1997                       Room Plus, Inc.



                                               By: /s/ Jay H. Goldberg
                                                   -----------------------------
                                                   Jay H. Goldberg
                                                   Chief Financial Officer